UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):   September 26, 2007

PROVIDENT FINANCIAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-28304 (Commission File number)	33-0704889 (I.R.S. Employer Identification No.)

3756 Central Avenue, Riverside, California (Address of principal executive offices)	92506 (Zip code)

Registrant's telephone number, including are code:  (951) 686-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement.

        On September 26, 2007, Provident Financial Holdings, Inc., the holding company for Provident Savings Bank, F.S.B. ("Bank"), announced that the Bank has signed a Lease Agreement with the intention of opening a new retail/business banking branch in Beaumont, California, at the corner of Second Street and Commerce Way. The branch will become the Bank's 15th full-service branch and is slated to open in the fall of 2008. The news release announcing the signing of the lease agreement is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits

(c)	Exhibits

99.1	News Release on the signing of the lease agreement dated September 26, 2007.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2007	PROVIDENT FINANCIAL HOLDINGS, INC.

/s/ Donavon P. Ternes Donavon P. Ternes Chief Financial Officer (Principal Financial and Accounting Officer)

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Exhibit 99.1

Corporation's press release dated September 26, 2007

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3756 Central Avenue Riverside, CA 92506 (909) 686-6060	NEWS RELEASE

Provident Bank Announces New Branch in Beaumont

        Riverside, Calif. - September 26, 2007 - Provident Financial Holdings, Inc. ("Company"), NASDAQ GS: PROV, the holding company for Provident Savings Bank, F.S.B. ("Bank"), today announced that the Bank has signed a Lease Agreement with the intention of opening a new full service branch office in Beaumont, California.The branch will be located at the corner of Second Street and Commerce Way.The area is a rapidly developing part of Riverside County with many new and existing single-family housing tracts in the immediate vicinity .

        "The Beaumont branch will become the Bank's 15th and is scheduled to open in the fall of 2008 subject to the approval of the Office of Thrift Supervision and the completion of the shopping center. It will extend our coverage in the Inland Empire and provide our bankers a better opportunity to serve local residents and businesses. After all, Provident Bank has been serving the Inland Empire for over 50 years," commented Kathryn Gonzales, Senior Vice President of Retail Banking.

        Provident Bank is a community-oriented, federally chartered, full-service retail bank with assets of approximately $1.6 billion.Headquartered in Riverside, California, Provident Bank currently operates 13 full service retail/business banking branches in the Inland Empire (the 14th is scheduled to open in early 2008 in Moreno Valley, California) along with nine Provident Bank Mortgage loan production offices. Provident can be found on the Internet at www.myprovident.com or through our Corporate Call Center at 1-800-442-5201.

Safe-Harbor Statement

Certain matters in this News Release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may relate to, among others, expectations of the business environment in which the Company operates, projections of future performance, perceived opportunities in the market, potential future credit experience, and statements regarding the Company's mission and vision. These forward-looking statements are based upon current management expectations, and may, therefore, involve risks and uncertainties. The Company's actual results, performance, or achievements may differ materially from those suggested, expressed, or implied by forward-looking statements as a result of a wide range of factors including, but not limited to, the general business environment, interest rates, the California real estate market, competitive conditions between banks and non-bank financial services providers, regulatory changes, and other risks detailed in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2007.

Contacts: Craig G. Blunden	Donavon P. Ternes
Chairman, President & CEO	Senior Vice President & CFO